Exhibit 99.1

W. P. Carey Inc. Announces Pricing of €1.0 Billion of Senior Unsecured Notes

NEW YORK, February 12, 2026 -- W. P. Carey Inc. (NYSE: WPC, the “Company”) announced today that it has priced an underwritten public offering of €1.0 billion in aggregate principal amount of senior unsecured notes (the “Notes”) with a weighted-average coupon of 3.500% and a weighted-average term of 7.4 years, comprising the following tranches:

●	€500 million aggregate principal amount of 3.250% Senior Notes due 2031 (the “2031 Notes”), offered at 99.249% of the principal amount; and

●	€500 million aggregate principal amount of 3.750% Senior Notes due 2035 (the “2035 Notes”), offered at 98.500% of the principal amount.

Application has been made for the Notes to be admitted to the Official List of the Irish Stock Exchange plc, trading as Euronext Dublin, and admitted to trading on the Global Exchange Market of Euronext Dublin; any listing is subject to approval by Euronext Dublin.

Interest on the 2031 Notes will be paid annually on October 2 of each year, beginning on October 2, 2026. Interest on the 2035 Notes will be paid annually on May 10 of each year, beginning on May 10, 2026. The offering of the Notes is expected to settle on February 24, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the offering to repay all of the €500 million in aggregate principal amount outstanding of its 2.250% Senior Notes due April 2026 and for general corporate purposes, including to fund potential future investments and to repay certain other indebtedness, including amounts outstanding under its unsecured revolving credit facility and its unsecured term loan.

J.P. Morgan Securities plc, Barclays Bank PLC, BNP PARIBAS, and Wells Fargo Securities International Limited acted as joint book-running managers for the Notes offering.

A registration statement relating to the Notes has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”). The offering is being made by means of a prospectus supplement and prospectus. Before making an investment in the Notes, potential investors should read the prospectus supplement and the accompanying prospectus for more complete information about the Company and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, potential investors may obtain copies, when available, by contacting: J.P. Morgan Securities plc at +44-20 7134-2468 (Non-US investors), J.P. Morgan Securities LLC collect at 1-212-834-4533 (US Investors), Barclays Bank PLC toll-free at +1-866-603-5847, BNP PARIBAS toll-free at +1-800-854-5674, or Wells Fargo Securities International Limited toll-free at +1-800-645-3751.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer or sale of the Notes will be made only by means of a prospectus supplement relating to the offering and the accompanying prospectus.

This press release is not being distributed to, and must not be passed on to, the general public in the United Kingdom. This press release is for distribution only to persons who have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (ii) fall within Article 49(2)(a) to (d) of the Financial Promotion Order, (iii) are outside the United Kingdom, or (iv) are other persons to whom it may otherwise lawfully be communicated or distributed under the Financial Promotion Order (all such persons together being referred to as “relevant persons”). This press release is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this press release relates is available only to relevant persons and will be engaged in only with relevant persons.

W. P. Carey Inc.

W. P. Carey Inc. is an internally-managed, diversified REIT and a leading owner of commercial real estate, net leased to companies located primarily in the United States and Europe on a long-term basis. The vast majority of the Company’s revenues originate from lease revenue provided by its real estate portfolio, which is comprised primarily of single-tenant industrial, warehouse, and retail facilities that are critical to its tenants’ operations and represent the large majority of the Company’s recent investments.

Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding: expectations regarding the use of proceeds of this offering and the settlement date. Forward looking statements are generally identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” “opportunities,” “possibility,” “strategy,” “plan,” “maintain” or the negative version of these words and other comparable terms. These forward-looking statements include, but are not limited to, statements that are not historical facts.

These statements are based on the current expectations of the Company’s management, and it is important to note that the Company’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to fluctuating interest rates, the impact of inflation and tariffs on our tenants and us, the effects of pandemics and global outbreaks of contagious diseases, and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, and those additional risk factors discussed in reports that we have filed with the SEC, could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in the Company’s filings with the SEC, including but not limited to those described in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on February 11, 2026. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Institutional Investors:
Peter Sands
W. P. Carey Inc.
212-492-1110
institutionalir@wpcarey.com

Press Contact:
Anna McGrath

W. P. Carey Inc.

212-492-1166

amcgrath@wpcarey.com